Exhibit 24

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28 day of April, 1997.


                                       VIVIAN A. BULL
                                       -----------------------------------------
                                       Vivian A. Bull

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27 day of April, 1997.


                                       JAMES J. CURRAN
                                       -----------------------------------------
                                       James J. Curran

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 1997.


                                       A.M. GLEASON
                                       -----------------------------------------
                                       A.M. Gleason

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26 day of April, 1997.


                                       DAVID J. JOHNSON
                                       -----------------------------------------
                                       David J. Johnson

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25 day of April, 1997.


                                       ROGER S. MEIER
                                       -----------------------------------------
                                       Roger S. Meier

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of April, 1997.


                                       ROBERT G. MILLER
                                       -----------------------------------------
                                       Robert G. Miller

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of April, 1997.


                                       STEVEN R. ROGEL
                                       -----------------------------------------
                                       Steven R. Rogel

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 1997.


                                       THOMAS R. HUGHES
                                       -----------------------------------------
                                       Thomas R. Hughes

                             POWER OF ATTORNEY
                             -----------------


          KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger
A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 1, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 1997.


                                       DAVID R. JESSICK
                                       -----------------------------------------
                                       David R. Jessick